                                                               EXECUTION COPY

                                                              February 11, 2008

NovaStar Mortgage, Inc.
NovaStar Certificates Financing LLC
NovaStar Certificates Financing Corporation
NFI Repurchase Corporation
NMI Repurchase Corporation
NMI Property Financing, Inc.
HomeView Lending, Inc.
NovaStar Financial, Inc.
NFI Holding Corporation
8140 Ward Parkway,
Suite 300
Kansas City, Missouri 64114

         Re:      Master Repurchase Agreements Waiver

                  Reference  is  made  to  those   certain   Master   Repurchase
Agreements listed on Schedule I attached hereto (the "Agreements").  Capitalized terms  used in this  letter  agreement  without  definition  have  the  meanings ascribed to them in the Agreements.

                  Effective  as of the date hereof and until March 11, 2008 (the
"Waiver  Period") and subject to the  limitations  set forth herein,  each Buyer hereby:

         A.       1.       Agrees not to enforce the  requirements  for NovaStar
                           Financial,   Inc.  ("NFI")  to  maintain  a  required
                           Adjusted Tangible Net Worth under the Agreements;

                  2.       Waives  any breach  and/or any event of default  that
                           would otherwise arise under the Agreements  solely as
                           a result of the  failure of NFI to have the  required
                           Adjusted   Tangible   Net  Worth   specified  in  the
                           Agreements; or

                  3.       Agrees that in the Monthly Certificates  delivered by
                           NFI,  NFI  may  carve-out  the  certification  solely
                           relating to the  Adjusted  Tangible Net Worth for the
                           previous  month  and each  Buyer  hereby  waives  any
                           breach  and/or event of default that would  otherwise
                           arise  under  the  Agreements  as a  result  of  such
                           carve-out from the Monthly Certifications.

          B.      1.       Agrees,  during the Waiver Period, not to enforce the
                           requirement  that NovaStar  Financial,  Inc.  ("NFI")
                           maintain   Liquidity  in  an  amount  not  less  than
                           $30,000,000 as specified under the

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                           Agreements;  provided that  NFI  agrees  to  maintain
                           Liquidity (taking into account required  haircuts) in
                           an amount not less than $17,000,000;

                  2.       Waives  any breach  and/or any event of default  that
                           would otherwise arise under the Agreements  solely as
                           a result of the failure of NFI to maintain  Liquidity
                           in an amount  not less than  $30,000,000  during  the
                           Waiver Period;  provided that NFI maintains Liquidity
                           in an amount  not less than  $17,000,000  during  the
                           Waiver Period;

                  3.       Agrees that in the Monthly Certificates  delivered by
                           NFI during the Waiver Period,  NFI may carve-out from
                           the   certification   the   requirement  to  maintain
                           Liquidity in an amount not less than  $30,000,000 for
                           the previous month;  provided that NFI shall maintain
                           Liquidity in an amount not less than  $17,000,000 for
                           such month and shall  certify that it has  maintained
                           such amount in the Monthly Certification.

Notwithstanding  anything  to the  contrary  herein,  all parties  bound  herein acknowledge  and agree that the Buyers,  shall retain all rights and remedies in order to  enforce  any Event of  Default  or other  breach  contemplated  by the
Agreements.

                  Notwithstanding   the  occurrence  and  continuance  of  NFI's
failure to maintain the required  Adjusted  Tangible Net Worth or maintenance of
Liquidity under the Agreements  described above,  each Buyer is willing to waive certain  of  its  rights;  provided  that  each  Buyer  reserves  the  right  to unilaterally  terminate  this letter  agreement  on or prior to March 11,  2008, without  notice to any party,  based upon the occurrence of any Event of Default or breach that occurs  under the  Agreements  on or after the date hereof  other than the Event of Default expressly waived by the Buyers herein.  Either Buyer's exercise of the right to terminate this letter  agreement  shall be effective as to both Buyers.

                  Each Buyer  hereby  expressly  reserves  all other  rights and remedies  available  to it  under  the  Agreements,  and all  rights,  remedies, obligations,  and liabilities  created or evinced thereby with respect to future breaches of, or Defaults or Events of Default under,  the Agreements.  Except as stated herein,  the Buyers shall not be deemed to have waived or modified any of its rights hereunder or under any other agreement, instrument or paper signed by
NovaStar  Mortgage,   Inc.,  NovaStar   Certificates   Financing  LLC,  NovaStar
Certificates Financing Corporation,  NFI Repurchase Corporation,  NMI Repurchase
Corporation,  NMI Property Financing,  Inc., HomeView Lending, Inc., NFI and NFI
Holding Corporation (collectively, the "NovaStar Parties") unless such waiver or modification  is in  writing  and  signed by the  Buyers.  Except  as  expressly provided herein, no failure or delay on the part of the Buyers in exercising any right,  power or remedy  hereunder or any of the  Agreements  shall operate as a waiver  thereof;  nor shall any single or partial  exercise  of any such  right, power or remedy preclude any other or further  exercise  thereof or the exercise of any other right,  power or remedy  hereunder.  This letter

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agreement  shall be  construed in  accordance  with the laws of the State of New
York, and the obligations, rights and remedies of the parties hereunder shall be determined  in  accordance  with the laws of the State of New York except to the extent  preempted by federal law. Any  provision  hereof which is  prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability  without  invalidating the
remaining   provisions   hereof  or  thereof  or   affecting   the  validity  or
enforceability of such provision in any other jurisdiction.

         This letter  agreement  may be executed in any number of  counterparts, each  of  which  (including  any  copy  hereof  delivered  by  facsimile)  shall constitute  one and the same  original  instrument,  and either party hereto may execute this letter agreement by signing any such counterpart.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                     Very truly yours,

                                     Wachovia Bank, N.A.,
                                         as Buyer

                                     By:  /s/ Goetz Rokahr
                                        ---------------------------------------
                                     Name:  Goetz Rokahr
                                     Title:  Vice President

                                     Wachovia Investment Holdings, LLC,
                                          as Buyer

                                    By:  /s/ Justin Zakocs
                                        ---------------------------------------
                                    Name:  Justin Zakocs
                                    Title:  Vice President

Acknowledged and Agreed:

NovaStar Mortgage, Inc., as Seller and Guarantor

By:  /s/ Rodney E. Schwatken
   ----------------------------------------
Name:  Rodney E. Schwatken
Title:  Chief Financial Officer

NovaStar Certificates Financing LLC, as Seller

By:  /s/ Rodney E. Schwatken
   ----------------------------------------
Name:  Rodney E. Schwatken
Title:  Chief Financial Officer

NovaStar Certificates Financing Corporation, as Seller

By:  /s/ Rodney E. Schwatken
   ----------------------------------------
Name:  Rodney E. Schwatken
Title:  Chief Financial Officer

                                            Wachovia NovaStar TNW Waiver 3-11-08

NFI Repurchase Corporation, as Seller

By:  /s/ Rodney E. Schwatken
   ----------------------------------------
Name:  Rodney E. Schwatken
Title:  Chief Financial Officer

NMI Repurchase Corporation, as Seller

By:  /s/ Rodney E. Schwatken
   ----------------------------------------
Name:  Rodney E. Schwatken
Title:  Chief Financial Officer

NMI Property Financing, Inc., as Seller

By:  /s/ Rodney E. Schwatken
   ----------------------------------------
Name:  Rodney E. Schwatken
Title:  Chief Financial Officer

HomeView Lending, Inc., as Seller and Guarantor

By:  /s/ Rodney E. Schwatken
   ----------------------------------------
Name:  Rodney E. Schwatken
Title:  Chief Financial Officer

NovaStar Financial, Inc., as Seller and Guarantor

By:  /s/ Rodney E. Schwatken
   ----------------------------------------
Name:  Rodney E. Schwatken
Title:  Chief Financial Officer

NFI Holding Corporation, as Seller and Guarantor

By:  /s/ Rodney E. Schwatken
   ----------------------------------------
Name:  Rodney E. Schwatken
Title:  Chief Financial Officer

                                   SCHEDULE I

1. Master  Repurchase  Agreement  (2007 Whole Loan) dated as of May 9, 2007 (the
"Whole  Loan  Agreement"),   among  Wachovia  Bank,  National  Association,  NFI
Repurchase  Corporation,  NMI Repurchase  Corporation,  NMI Property  Financing,
Inc.,  HomeView Lending,  Inc, NovaStar Financial Inc., NFI Holding  Corporation
and NovaStar Mortgage Inc.

2. Master Repurchase Agreement (2007  Non-investment  Grade) dated as of May 31,
2007  (the  "Non-Investment   Grade  Securities   Agreement"),   among  Wachovia
Investment Holdings, LLC, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc.,
NovaStar Certificates Financing LLC, and NovaStar Certificates Financing Corp.

3. Master Repurchase  Agreement (2007 Investment Grade) dated as of May 31, 2007
(the "Investment  Grade Securities  Agreement"),  among Wachovia Bank,  National
Association,  Wachovia Capital Markets LLC, NovaStar  Mortgage,  Inc.,  NovaStar
Certificates Financing LLC, and NovaStar Certificates Financing Corp.

4.  Master  Repurchase  Agreement  (New York)  dated as of July 6, 2007 (the "NY
Agreement") between Wachovia Bank,  National  Association and NovaStar Mortgage,
Inc.